UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

Altus Midstream Company

(Exact name of registrant as specified in its charter)

Delaware	001-38048	81-4675947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Post Oak Central, 2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	ALTM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Altus Midstream Company (the “Company”) held a special meeting of stockholders on February 10, 2022, for the Company’s stockholders to vote on the matters described below in connection with the business combination transactions contemplated by the Contribution Agreement, dated as of October 21, 2021 (the “Contribution Agreement”), by and among the Company, Altus Midstream LP (the “Partnership”), New BCP Raptor Holdco, LLC (“Contributor”), and solely for the purposes set forth therein, BCP Raptor Holdco, LP. There were 3,746,460 shares of the Company’s Class A common stock, par value $0.0001 per share, and 12,500,000 shares of the Company’s Class C common stock, par value $0.0001 per share (“Class C Common Stock”), outstanding and eligible to vote as of the close of business on the record date of January 10, 2022, of which 14,388,027 shares, or 88.56 percent, were voted.

Proposal 1: Share Issuance Proposal

The Company’s stockholders approved the issuance of an aggregate of 50,000,000 common units representing limited partner interests in the Partnership and an aggregate of 50,000,000 shares of Class C Common Stock to the Contributor or its designees, pursuant to the Contribution Agreement.

The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
14,265,996	119,649	2,381	—

Proposal 2: Charter Amendment Proposal

The Company’s stockholders approved an amendment and restatement of the Second Amended and Restated Certificate of Incorporation of the Company to, among other changes, (i) allow for stockholder action by written consent in lieu of holding a meeting of the stockholders, (ii) allow for 10% or greater holders of voting stock to call special meetings of the stockholders, and (iii) further define the waiver of corporate opportunities with respect to the Company and its officers and directors, and any of their respective affiliates.

The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
13,841,930	544,070	2,027	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTUS MIDSTREAM COMPANY

Date: February 14, 2022	/s/ Rajesh Sharma
Rajesh Sharma
Corporate Secretary